Exhibit 99.6
                       GE CAPITAL MORTGAGE SERVICES, INC.

                                MONTHLY STATEMENT

                                    MAY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

Class 3-A1......$         33.68584782    Class 3-A13.......$         0.00000000
Class 3-A2......$          0.00000000    Class 3-A14.......$        10.22060303
Class 3-A3......$          0.00000000    Class  3-A15......$         0.00000000
Class 3-A4......$          0.00000000    Class 3-PO........$         0.94618894
Class 3-A5......$          0.69532382    Class  3-M........$         0.69532293
Class 3-A6......$          0.69532360    Class 3-B1........$         0.69532406
Class 3-A7......$          7.32292728    Class 3-B2........$         0.69532406
Class 3-A8......$          0.00000000    Class 3-B3........$         0.69532287
Class 3-A8......$          0.00000000    Class 3-B4........$         0.69532138
Class 3-A9......$          0.00000000    Class 3-B5........$         0.69532707
Class 3-A10.....$          0.00000000    Class 3-R.........$         0.00000000
Class 3-A11.....$          0.00000000
Class 3-A12.....$          0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

Class 3-A1......$         27.98094058    Class 3-A13.......$         0.00000000
Class 3-A2......$          0.00000000    Class 3-A14.......$         8.48968052
Class 3-A3......$          0.00000000    Class 3-A15.......$         0.00000000
Class 3-A4......$          0.00000000    Class 3-PO........$         0.78594597
Class 3-A5......$          0.57756642    Class 3-M.........$         0.00000000
Class 3-A6......$          0.57756624    Class 3-B1........$         0.00000000
Class 3-A7......$          6.08274413    Class 3-B2........$         0.00000000
Class 3-A8......$          0.00000000    Class 3-B3........$         0.00000000

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Class 3-A9......$          0.00000000    Class 3-B4........$         0.00000000
Class 3-A10.....$          0.00000000    Class 3-B5........$         0.00000000
Class 3-A11.....$          0.00000000    Class 3-B5........$         0.00000000
Class 3-A12.....$          0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

Class 3-A1......$          5.85689200    Class 3-A13.......$         0.00000000
Class 3-A2......$          6.25000000    Class 3-A14.......$         6.18653219
Class 3-A3......$          6.25000000    Class 3-A15.......$         6.24999961
Class 3-A4......$          6.25000000    Class 3-M.........$         6.24570147
Class 3-A5......$          6.24570217    Class 3-B1........$         6.24570307
Class 3-A6......$          6.24570208    Class 3-B2........$         6.24570307
Class 3-A7......$          6.16454268    Class 3-B3........$         6.24568161
Class 3-A8......$          6.25000000    Class 3-B4........$         6.24562033
Class 3-A9......$          6.25000000    Class 3-B5........$         6.24567246
Class 3-A10.....$          6.25000000    Class 3-R.........$         0.00000000
Class 3-A11.....$          6.25000000    Class 3-S.........$         0.27030461
Class 3-A12.....$          6.25000000

     4.   Accrual Amount:

          Class A13     $             49,560.44
                        -----------------------



     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution: $            83,934.19
                                                         ----------------------

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:...$       440,971,643.62
                                                         ----------------------

          The aggregate number of Mortgage Loans included in the Scheduled
          Principal Balance set forth above:.............                 1,547
                                                                          -----

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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate            Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

          Class 3-A1...............  $    33,061,102.01    $            903.42
          Class 3-A2...............  $    39,250,000.00    $          1,000.00
          Class 3-A3...............  $     5,441,592.00    $          1,000.00
          Class 3-A4...............  $    47,000,000.00    $          1,000.00
          Class 3-A5...............  $    42,563,152.24    $            998.62
          Class 3-A6...............  $    42,563,151.26    $            998.62
          Class 3-A7...............  $    59,989,828.29    $            979.00
          Class 3-A8...............  $     7,000,000.00    $          1,000.00
          Class 3-A9...............  $    34,200,000.00    $          1,000.00
          Class 3-A10..............  $    43,100,000.00    $          1,000.00
          Class 3-A11..............  $    29,500,000.00    $          1,000.00
          Class 3-A12..............  $    21,700,000.00    $          1,000.00
          Class 3-A13..............  $     7,979,231.23    $          1,012.54
          Class 3-A14..............  $     4,750,269.77    $            979.62
          Class 3-A15..............  $     3,183,573.00    $          1,000.00
          Class 3-PO...............  $       763,574.37    $            998.16
          Class 3-M................  $     5,566,291.25    $            998.62
          Class 3-B1...............  $     4,452,833.27    $            998.62
          Class 3-B2...............  $     4,452,833.27    $            998.62
          Class 3-B3...............  $     2,226,915.95    $            998.62
          Class 3-B4...............  $       668,074.78    $            998.62
          Class 3-B5...............  $     1,559,220.93    $            998.62
          Class 3-R................  $             0.00    $              0.00
          Class 3-S................  $   404,835,163.99    $            988.04

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.......................................$              0.00
                                                           -------------------
          unpaid principal  balance........................$              0.00
                                                           -------------------
          number of related mortgageloans..................               0.00
                                                                          ----
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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
              Number               17   Principal Balance $       6,229,743.50
               (2)  60-89 days
              Number                2   Principal Balance $         430,550.00
               (3)  90 days or more
              Number                0   Principal Balance $               0.00

          (b)  in foreclosure
              Number                0   Principal Balance $               0.00

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):................... $               0.00
                                                          --------------------
     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 3-S:.....................................              0.326700%
                                                                       --------
     12.  Senior Percentage for such Distribution Date:..           95.71471100%
                                                                    -----------
     13.  Group I Senior Percentage for such Distribution Date:     76.44029900%
                                                                    -----------
     14.  Group II Senior Percentage for such Distribution Date:    19.27441200%
                                                                    -----------
     15.  Senior Prepayment Percentage for such Distribution Date: 100.00000000%
                                                                   ------------
     16.  Group I Senior Prepayment Percentage for such Distribution
          Date:...........................................         100.00000000%
                                                                   ------------
     17.  Group II Senior Prepayment Percentage for such
          Distribution Date:..............................           0.00000000%
                                                                     ----------
     18.  Junior Percentage for such Distribution Date:...           4.28528900%
                                                                     ----------
     19.  Junior Prepayment Percentage for such Distribution Date:   0.00000000%
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